Exhibit 10.1

Execution

THIRD OMNIBUS AMENDMENT

Dated as of May 14, 2007

Among

ELECTRONIC ARTS REDWOOD LLC,

as Lessee,

ELECTRONIC ARTS INC.,

as Guarantor,

SELCO SERVICE CORPORATION

(doing business in California as “Ohio SELCO Service Corporation”),

as Lessor,

THE VARIOUS LIQUIDITY BANKS PARTY HERETO,

as Liquidity Banks,

THE BANK OF NOVA SCOTIA,

as Documentation Agent

and

KEYBANK NATIONAL ASSOCIATION,

as Agent

THIRD OMNIBUS AMENDMENT

This THIRD OMNIBUS AMENDMENT (this “Amendment”) is entered into as of May 14, 2007 among, ELECTRONIC ARTS REDWOOD LLC, a Delaware limited liability company, as Lessee (the “Lessee”); ELECTRONIC ARTS INC., a Delaware corporation, as Guarantor (the “Guarantor”); SELCO SERVICE CORPORATION, an Ohio corporation (doing business in California as “Ohio SELCO Service Corporation”), as Lessor (the “Lessor”); each of the liquidity banks party hereto (each, a “Liquidity Bank” or, sometimes referred to as a “Purchaser” and collectively, the “Liquidity Banks” or sometime referred to as the “Purchasers”); THE BANK OF NOVA SCOTIA, as Documentation Agent (the “Documentation Agent”); and KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Appendix A to the Participation Agreement dated as of July 16, 2001 (as amended, supplemented, restated or otherwise modified from time to time, referred to as the “Participation Agreement” or sometimes as the “Credit Agreement”) among certain of the parties party hereto, and the rules of interpretation set forth in such Appendix shall apply to this Amendment.

WITNESSETH:

WHEREAS, the parties hereto wish to amend the Operative Documents to (a) extend the Maturity Date for the Notes to July 16, 2008 pursuant to Section 15.19 of the Participation Agreement, and (b) change the definition of “Consolidated EBITDAR”; and

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Operative Documents. (a) From and after the Amendment Effective Date, the definition of “Consolidated EBITDAR” contained in Appendix A to the Participation Agreement shall be and is hereby amended in its entirety and restated as follows:

“Consolidated EBITDAR” means, with respect to the Guarantor, the sum of the following, which shall be calculated for any Fiscal Quarter on a rolling four quarter basis: (i) the Guarantor’s and its Subsidiaries’ consolidated Net Income before any extraordinary items and deduction of interest expenses and income taxes, plus (ii) depreciation and amortization expenses of the Guarantor and its Subsidiaries accruing during such period, plus (iii) the aggregate amount of all rentals paid during such period by the Guarantor and its Subsidiaries under any lease (other than capital leases) plus (iv) any interest which is capitalized for purposes of the lease transactions contemplated by the Participation Agreement, plus (v) the quarterly increase of (or, if applicable, less any decrease of) “deferred net revenue” only as it pertains to revenues deferred for less than one (1) year which arise from the sale of online-enabled packaged goods where all costs associated with the product are recognized in full at the time of the sale of the product (as set forth in the “Liabilities” section of Guarantor’s balance sheet).

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(b) From and after the Amendment Effective Date, the definition of “Maturity Date” contained in Appendix A to the Participation Agreement shall be and is hereby amended in its entirety and restated as follows:

“Maturity Date” means July 16, 2008.

(c) From and after the Amendment Effective Date, the definition of “Maturity Date” contained in the first paragraph of each Note shall be and is hereby amended in its entirety and restated as follows:

“Maturity Date” means the earliest of: (i) July 16, 2008 subject to extension pursuant to Section 15.19 of the Credit Agreement; or (ii) such earlier date as the Agent shall deliver notice of an Acceleration Event.

Section 2. Representations and Warranties. The Lessee and the Guarantor each hereby represents and warrants to the Agent, the Purchasers and the Lessor that, as of the date hereof, (a) no Lease Default or Lease Event of Default has occurred and is continuing, and (b) the transactions contemplated by this Amendment and the other Operative Documents to which it is a party and the transactions contemplated hereby and thereby (i) are within its respective corporate authority and legal right, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or permit applicable to it which could have a Material Adverse Effect, (iv) do not conflict with any provision of its corporate charter or bylaws of, or any agreement or other instrument binding upon it, (v) do not require any consent, approval or authorization of any Governmental Authority or any other Person not a party hereto and (vi) do not result in, or require the creation or imposition of, any Lien on any of its properties other than as contemplated by the Operative Documents.

Section 3. Ratification; Continuing Effectiveness. After giving effect to the amendments and agreements contained herein, the parties hereto agree that, as heretofore and herein amended, the Participation Agreement, the Master Lease and each of the Operative Documents (including, without limitation the Master Lease and Guaranty, but not including the Liquidity Documentation) shall remain in full force and effect and each of the agreements and obligations contained therein (as previously amended and as amended hereby) is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references to any of the Operative Documents contained in the Operative Documents shall refer to such Operative Document as amended hereby.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

Section 5. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of California applicable to contracts made and to be performed entirely within such state.

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Section 6. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

Section 7. Further Assurances. The parties hereto shall take or cause to be taken from time to time all action reasonably necessary to assure that the intent of the parties hereunder is given effect. The parties hereto shall execute and deliver, or cause to be executed and delivered, to the other parties hereto from time to time, promptly upon request therefor, any and all other and further instruments that may be reasonably requested by any party hereto to cure any deficiency in the execution and delivery of this Amendment or any other Operative Document to which it is a party.

Section 8. Effectiveness. The amendments set forth in Sections 1 above shall become effective as of the date hereof (the “Amendment Effective Date”) upon the Agent’s receipt of counterparts of this Amendment executed by the Lessee, the Guarantor, the Agent, the Lessor and the Liquidity Banks.

[Signature Pages to Follow]

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This Amendment is entered into between us for the uses and purposes hereinabove set forth as of the date first above written

Lessee:	ELECTRONIC ARTS REDWOOD LLC, a Delaware limited liability company, as Lessee

By
Name
Its

Guarantor:	ELECTRONIC ARTS INC.

By
Name
Its

Lessor:	SELCO SERVICE CORPORATION (doing business in California as “Ohio SELCO Service Corporation”)

By
Donald C. Davis
Its Vice President

S-1

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Agent:	KEYBANK NATIONAL ASSOCIATION

By
Its

Liquidity Bank:	KEYBANK NATIONAL ASSOCIATION

By
Its

Liquidity Bank:	JPMORGAN CHASE BANK, N.A.

By
Name
Its

Liquidity Bank:	BNP PARIBAS LEASING CORPORATION

By
Name
Its

Liquidity Bank:	U.S. BANK NATIONAL ASSOCIATION

By
Name
Its

S-2

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Liquidity Bank and Documentation Agent:	THE BANK OF NOVA SCOTIA

By
Name
Its

Liquidity Bank:	BANK OF AMERICA, NATIONAL ASSOCIATION

By
Name
Its

Liquidity Bank:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By
Name
Its

S-3